Exhibit 24


             DIRECTOR'S POWER OF ATTORNEY

     The undersigned director of School Specialty, Inc., a Delaware corporation, hereby constitutes and designates each of Daniel P. Spalding and Mary M.
Kabacinski, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statement on Form S-4 of School Specialty, Inc., and any and all amendments
(including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable School Specialty, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments
(including post-effective amendments) and/or supplements thereto.

     Dated this 2nd day of November, 1999.


                                    /s/ Jonathan J. Ledecky
                                   ----------------------------
                                   Jonathan J. Ledecky

             DIRECTOR'S POWER OF ATTORNEY

     The undersigned director of School Specialty, Inc., a Delaware corporation, hereby constitutes and designates each of Daniel P. Spalding and Mary M.
Kabacinski, the true and lawful attorney-in-fact of the undersigned to sign for her in her name, place and stead, in any and all capacities, the Registration
Statement on Form S-4 of School Specialty, Inc., and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in her name and behalf in her capacity as a director to enable School
Specialty, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming her signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 2nd day of November, 1999.


                                    /s/ Rochelle Lamm Wallach
                                   ------------------------------
                                   Rochelle Lamm Wallach

             DIRECTOR'S POWER OF ATTORNEY

     The undersigned director of School Specialty, Inc., a Delaware corporation, hereby constitutes and designates each of Daniel P. Spalding and Mary M.
Kabacinski, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration
Statement on Form S-4 of School Specialty, Inc., and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable School
Specialty, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 2nd day of November, 1999.


                                    /s/ Jerome M. Pool
                                    ---------------------
                                    Jerome M. Pool

             DIRECTOR'S POWER OF ATTORNEY

     The undersigned director of School Specialty, Inc., a Delaware corporation, hereby constitutes and designates each of Daniel P. Spalding and Mary M.
Kabacinski, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration
Statement on Form S-4 of School Specialty, Inc., and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable School
Specialty, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 2nd day of November, 1999.


                                    /s/ David J. Vander Zanden
                                   ----------------------------
                                   David J. Vander Zanden

             DIRECTOR'S POWER OF ATTORNEY

     The undersigned director of School Specialty, Inc., a Delaware corporation, hereby constitutes and designates each of Daniel P. Spalding and Mary M.
Kabacinski, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration
Statement on Form S-4 of School Specialty, Inc., and any and all amendments (including post-effective amendments) and/or supplements to said Form S-4, generally to do all such things in his name and behalf in his capacity as a director to enable School
Specialty, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to said Form S-4 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 2nd day of November, 1999.


                                    /s/ Leo C. McKenna
                                   ---------------------
                                   Leo C. McKenna